UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2022

Date of reporting period: April 30, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Haverford Quality Growth Stock Fund

Semi-Annual Report April 30, 2022

HAVERFORD

QUALITY INVESTING

Investment Adviser:
Haverford Financial Services, Inc.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Form N-Q and N-PORT are available on the SEC’s website at http://www. sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-301-7212; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022 (UNAUDITED)

Dear Fellow Shareholders,

We are pleased to send the Semi-Annual Report for the Haverford Quality Growth Stock Fund (the “Fund”). This report contains information on the holdings of the Fund, along with Financial Highlights and Statement of Operations. During the six-month period ending April 30, 2022, the Fund declined by 7.14%, while the S&P 500 Index declined 9.65%. The Fund’s relative performance to the S&P 500 Index was driven by a combination of stock selection and sector allocation. The Fund’s underweight to the Energy and Utility sectors hurt relative performance, while the Fund’s overweight to the Healthcare and Consumer staples sectors and underweight to the Consumer Discretionary sector helped relative performance. The Fund’s weighting to the other S&P 500 sectors had a minimal impact on relative performance. Stock selection proved to be the biggest enhancer to relative performance. Within the Consumer Staples sector, Coca-Cola returned 16.4% and PepsiCo 7.7%. Within the Healthcare sector, Johnson & Johnson returned 12.3%, UnitedHealth Group 11.1%, CVS Health 8.8%, and Becton, Dickinson 6.5%. On the downside, the Fund owned seven stocks that delivered bear market returns (down 20% or more) during the six-month holding period. We continue to own these companies because of their strong current fundamentals and prospects.

After a 2021 calendar year of extraordinarily low volatility, the equity markets exhibited sharply higher volatility in the first four months of 2022. Investors have had to grapple with the Omicron variant, heightened inflation, the inflection in Federal Reserve Bank (Fed) policy, the Russian invasion of Ukraine, and Covid lockdowns in China. The invasion and ensuing sanctions on Russia have exacerbated the global supply-chain disruption and furthered the rise in energy and commodity costs. More recently, China’s zero tolerance policy on Covid infections resulting in lockdowns in several major cities, has thwarted supply-chain improvements.

In March, the Fed began reversing its ultra-accommodative policy – in place since the start of the pandemic two years ago – by raising the Fed Funds Rate by .25%. April saw the highest inflation print (on an annualized basis) in over forty years. This prompted Fed chairman Jerome Powell to state the Fed is prepared to raise the Fed Funds rate by .50% multiple times. We believe this drastic change in policy – previously the Fed had indicated quarter point rate hikes – is warranted and there is widespread agreement that the Fed must aggressively tighten monetary policy to combat inflation. Higher rates today are preferred to higher inflation expectations tomorrow.

With a more aggressive Fed, the probability of a U.S. recession within the next 18 months has increased, but is not inevitable. The U.S. consumer is in strong

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022 (UNAUDITED)

shape and continues to spend money, unleashing pent-up demand from two years of Covid restrictions. The labor market is very strong and historically recessions include labor market weakness. Corporate profits remain mostly positive, balance sheets are strong, and the banking system is well capitalized.

We believe the Fund is positioned well for this challenging inflationary environment. Dividend-paying equities are an attractive inflation hedge because the earnings dividends can often grow in excess of inflation. We own stocks with strong pricing power that have the ability to pass costs along to their customers. For some companies, inflation can be positive because the company can have the leverage to increase pricing which translates to higher sales. We own companies with strong supply chains that have the ability to source from multiple vendors and locations to pull inventory forward when needed. Because of these attributes and continued expected volatility, we are confident the Fund will hold up relatively well for the remainder of its fiscal year.

Sincerely,

Henry B. Smith

Head of Investment Strategy

Haverford Financial Services, Inc.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-301-7212 or visit our website at www.haverfordfunds.com.

Holdings subject to change. Current and future holdings subject to risk.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022 (UNAUDITED)

Definition of Comparative Index

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the index proportionate to its market value.

The Index is unmanaged and does not include the effect of fees. One cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022 (UNAUDITED)

SECTOR WEIGHTINGS†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.2%

	Shares	Value
COMMUNICATION SERVICES — 1.8%
Comcast, Cl A	134,012	$5,328,317

CONSUMER DISCRETIONARY — 14.0%
Dollar General	46,125	10,956,071
Lowe’s	65,900	13,030,407
NIKE, Cl B	32,500	4,052,750
Starbucks	66,500	4,963,560
TJX	134,800	8,260,544

		41,263,332

CONSUMER STAPLES — 9.0%
Coca-Cola	84,500	5,459,545
Costco Wholesale	14,500	7,709,940
PepsiCo	78,600	13,496,406

		26,665,891

FINANCIAL SERVICES — 10.4%
BlackRock, Cl A	15,790	9,863,697
Intercontinental Exchange	51,105	5,918,470
JPMorgan Chase	71,805	8,570,645
S&P Global	17,200	6,475,800

		30,828,612

HEALTH CARE — 23.3%
Baxter International	131,900	9,372,814
Becton Dickinson	27,455	6,786,601
CVS Health	154,200	14,823,246
Embecta *	5,011	152,485
Johnson & Johnson	42,640	7,694,815

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Medtronic	76,000	$7,931,360
Thermo Fisher Scientific	9,020	4,987,338
UnitedHealth Group	33,135	16,850,804

		68,599,463

INDUSTRIAL — 8.7%
Honeywell International	49,275	9,535,206
Raytheon Technologies	170,455	16,177,884

		25,713,090

INFORMATION SERVICES — 25.5%‡
Accenture, Cl A	51,875	15,581,175
Apple	112,270	17,699,366
Mastercard, Cl A	44,335	16,110,452
Microsoft	50,000	13,876,000
Oracle	78,235	5,742,449
Texas Instruments	36,500	6,214,125

		75,223,567

MATERIALS — 4.5%
Air Products & Chemicals	27,770	6,500,124
DuPont de Nemours	100,700	6,639,151

		13,139,275

TOTAL COMMON STOCK (Cost $143,523,467)		286,761,547

CASH EQUIVALENT (A) — 1.5%

SEI Daily Income Trust, Government Fund, Cl F, 0.150% (Cost $4,409,897)	4,409,897	4,409,897

TOTAL INVESTMENTS — 98.7% (Cost $147,933,364)		$291,171,444

          Percentages are based on Net Assets of $294,993,487.

*        Non-income producing security.

‡        Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(A)    The rate reported is the 7-day effective yield as of April 30, 2022.

Cl — Class

As of April 30, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $147,933,364)	$291,171,444
Receivable for Investment Securities Sold	6,813,397
Dividends Receivable	322,199
Receivable for Capital Shares Sold	75,000
Dividend Tax Reclaim Receivable	10,064
Prepaid Expenses	10,728

Total Assets	298,402,832

Liabilities:
Payable for Investment Securities Purchased	3,152,742
Payable due to Adviser	152,281
Payable due to Administrator	30,456
Payable for Capital Shares Redeemed	26,001
Payable due to Trustees	7,066
Chief Compliance Officer Fees Payable	2,557
Other Accrued Expenses	38,242

Total Liabilities	3,409,345

Net Assets	$294,993,487

Net Assets Consist of:
Paid-in Capital	$141,180,382
Total Distributable Earnings	153,813,105

Net Assets	$294,993,487

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	12,782,072

Net Asset Value, Offering and Redemption Price Per Share	$23.08

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND FOR THE SIX MONTHS ENDED APRIL 30, 2022 (UNAUDITED)

STATEMENT OF OPERATIONS

Investment Income:
Dividends (Net of Foreign Taxes Withheld of $10,499)	$2,332,713

Total Income	2,332,713

Expenses:
Investment Advisory Fees	941,989
Administration Fees	183,713
Trustees’ Fees	14,748
Chief Compliance Officer Fees	4,037
Transfer Agent Fees	38,786
Legal Fees	16,262
Printing Fees	12,519
Audit Fees	12,043
Custodian Fees	6,696
Registration and Filing Fees	6,059
Other Expenses	11,231

Total Expenses	1,248,083

Less:
Fees Paid Indirectly (Note 4)	(107)

Net Expenses	1,247,976

Net Investment Income	1,084,737

Net Realized Gain on Investments	10,434,527
Net Change in Unrealized Depreciation on Investments	(34,008,503)

Net Realized and Unrealized Loss on Investments	(23,573,976)

Net Decrease in Net Assets Resulting from Operations	$(22,489,239)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations:
Net Investment Income	$1,084,737	$2,292,787
Net Realized Gain on Investments	10,434,527	16,441,388
Net Change in Unrealized Appreciation (Depreciation) on Investments	(34,008,503)	72,277,353

Net Increase (Decrease) in Net Assets Resulting from Operations	(22,489,239)	91,011,528

Distribution of Income	(17,082,425)	(2,281,114)

Capital Share Transactions:
Issued	13,676,027	25,358,526
Reinvestment of Dividends and Distributions	13,728,152	1,831,803
Redeemed	(12,341,037)	(29,963,788)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	15,063,142	(2,773,459)

Total Increase (Decrease) in Net Assets	(24,508,522)	85,956,955

Net Assets:
Beginning of Period	319,502,009	233,545,054

End of Period	$294,993,487	$319,502,009

Share Transactions:
Issued	544,102	1,089,476
Reinvestment of Dividends and Distributions	531,842	77,380
Redeemed	(489,602)	(1,277,016)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	586,342	(110,160)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022

FINANCIAL HIGHLIGHTS

			Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

			Year Ended October 31,

	Six Months Ended April 30, 2022 (Unaudited)	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$26.20	$18.98	$18.32	$17.33	$16.47	$14.06

Income from Investment Operations:
Net Investment Income(1)	0.09	0.19	0.19	0.22	0.21	0.19
Net Realized and Unrealized Gain (Loss)	(1.81)	7.22	0.72	1.73	1.11	2.41

Total from Investment Operations	(1.72)	7.41	0.91	1.95	1.32	2.60

Dividends and Distributions:
Net Investment Income	(0.09)	(0.19)	(0.19)	(0.22)	(0.21)	(0.19)
Net Realized Gains	(1.31)	—	(0.06)	(0.74)	(0.25)	—

Total Dividends and Distributions	(1.40)	(0.19)	(0.25)	(0.96)	(0.46)	(0.19)

Net Asset Value, End of Year	$23.08	$26.20	$18.98	$18.32	$17.33	$16.47

Total Return*	(7.14)%	39.13%	5.04%	12.47%	8.10%	18.59%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$294,993	$319,502	$233,545	$222,968	$196,179	$187,147
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, and fees paid indirectly)	0.80%†	0.80%	0.81%	0.81%	0.82%	0.82%
Ratio of Expenses to Average
Net Assets (excluding waivers, reimbursements, and fees paid indirectly)	0.80%†	0.80%	0.81%	0.81%	0.82%	0.82%
Ratio of Net Investment Income to Average Net Assets	0. 69%†	0.79%	1.03%	1.31%	1.24%	1.26%
Portfolio Turnover Rate	5%††	9%	15%	9%	21%	12%

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Annualized
††	Not Annualized
(1)	Per share data calculated using average shares method.

 Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 30 funds. The financial statements herein are those of the Haverford Quality Growth Stock Fund, a diversified fund (the “Fund”). The investment objective of the Fund is long-term growth of capital. The Fund invests primarily (at least 80% of its net assets) in equity securities. The Fund focuses on U.S. listed common stocks with large market capitalizations that Haverford Financial Services, Inc. (the “Adviser”) believes are the quality companies with stock that offer the potential for future price appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022 (UNAUDITED)

securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2022, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022 (UNAUDITED)

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2022, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2022, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022 (UNAUDITED)

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund will distribute substantially all of its net investment income, if any, quarterly. Any net realized capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2022, the Fund paid $183,713 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended April 30, 2022, the Fund earned cash management credits of $107, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022 (UNAUDITED)

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively “excluded expenses”)) for the Fund from exceeding 1.00% of the Fund’s average daily net assets until February 28, 2023. Refer to waiver of investment advisory fees on the Statement of Operations, if any, for fees waived for the six months ended April 30, 2022. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between total annual operating expenses (not including excluded expenses) and 1.00% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. At April 30, 2022, there were no previously waived and reimbursed fees subject to recapture.

6. Investment Transactions:

For the six months ended April 30, 2022, the Fund made purchases of $16,742,485 and sales of $24,659,671 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. During the six months ended April 30, 2022, there were no permanent differences.

The tax character of dividends and distributions declared during the last two fiscal years ended October 31, were as follows:

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022 (UNAUDITED)

	Ordinary Income	Long-Term Capital Gain	Total
2021	$ 2,281,114	$ -	$ 2,281,114
2020	2,327,507	720,209	3,047,716

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$221,822
Undistributed Long-Term Capital Gain	15,978,788
Unrealized Appreciation	177,184,163
Other Temporary Differences	(4)

Total Distributable Earnings	$193,384,769

Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. The Fund utilized $518,237 of long-term capital loss carryforwards during the year ended October 31, 2021.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2022, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$147,933,364	$144,443,037	$(1,204,957)	$143,238,080

8. Concentration of Risks:

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2022 (UNAUDITED)

or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

The Fund is subject to market risk in which the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

The Fund is also subject to the risk that large-cap growth stocks may underperform other equity market segments or the equity market as a whole.

9. Other:

At April 30, 2022, 90% of total shares outstanding were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of multiple underlying shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND (UNAUDITED)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2021 to April 30, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND (UNAUDITED)

DISCLOSURE OF FUND EXPENSES

	Beginning Account Value 11/01/21	Ending Account Value 04/30/22	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$928.60	0.80%	$3.83
Hypothetical 5% Return	1,000.00	1,020.83	0.80	4.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

NOTES

NOTES

NOTES

Haverford Quality Growth Stock Fund

P.O. Box 219745

Kansas City, MO 64121

866-301-7212

Adviser:

Haverford Financial Services, Inc.

Three Radnor Corporate Center, Suite 450

Radnor, PA 19087

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

HIM-SA-001-1800

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: July 8, 2022